UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                        Date of Report: December 9, 2005
                        (Date of earliest event reported)



                           QUEST RESOURCE CORPORATION
             (Exact name of registrant as specified in its charter)



               Nevada                   0-17371               90-0196936
    (State or other jurisdiction      (Commission          (I.R.S. Employer
 of incorporation or organization)   File Number)       Identification Number)


                         9520 North May Ave., Suite 300
                          Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 488-1304
              (Registrant's telephone number, including area code)

        Item 2.02 Results of Operations and Financial Condition

        The following is selected quarterly financial data for Quest Resource Corporation for the three completed quarters in the current year, the seven month transition period ended December 31, 2004 and the two fiscal years ended May 31, 2004.



                                                Quarters Ended
                             -----------------------------------------------

                             September 30,
                                  2005       June 30, 2005   March 31, 2005
                             --------------- --------------- ---------------
                                ($ in thousands except per share data)

Total revenues                $      13,506   $      13,003   $      12,051

Gross profit (1)                      2,040           3,134           3,647

Net loss                             (4,253)         (1,907)         (1,098)
Loss per common share -
basic:                        $       (0.64)  $       (0.30)  $       (0.19)
Loss per common share -
diluted:                      $       (0.64)  $       (0.30)  $       (0.19)


                                               Quarters Ended
                             ---------------------------------------------------

                              November 30,
                                  2004         August 31, 2004
                             ---------------------------------------------------
                                   ($ in thousands except per share data)

Total revenues               $       10,691  $       11,610

Gross profit (1)                      2,997           3,726

Net income (loss)                   (5,954)              81
Income (loss) per common
share - basic:               $       (1.05)   $        0.01
Income (loss) per common
share - diluted:             $       (1.05)   $        0.01

                                                      Quarters Ended
                             ----------------------------------------------------------------
                                              February 29,    November 30,
                              May 31, 2004        2004            2003       August 31, 2003
                             ----------------------------------------------------------------
                                          ($ in thousands except per share data)

Total revenues               $       12,439  $      10,685   $       3,714   $         3,173

Gross profit (1)                      3,310          4,194           1,165               796
Net income (loss) before
cumulative effect of
accounting change                       374         (4,062)            775             2,548
Cumulative effect of
accounting change, net of
tax                                      --             --              --               (28)
                             --------------  --------------- -------------   ---------------

Net income (loss)            $          374  $      (4,062)  $         775   $         2,520
                             ==============  =============   =============   ===============
Income (loss) per common
share - basic:
     Income (loss) before
     cumulative effect of
     accounting change       $         0.07  $       (0.72)  $        0.14   $          0.46
     Cumulative effect of
     accounting change                   --             --              --                --
                             --------------  --------------- -------------   ---------------
                             $         0.07  $       (0.72)  $        0.14   $          0.46
                             ==============  =============   =============   ===============

Income (loss) per common
share - diluted:
     Income (loss) before
     cumulative effect of
     accounting change       $         0.06  $       (0.72)  $        0.12   $          0.41
     Cumulative effect of
     accounting change                   --             --              --                --
                             --------------  -------------   -------------   ---------------
                             $         0.06  $       (0.72)  $        0.12   $          0.41
                             ==============  =============   =============   ===============


                                                      Quarters Ended
                             -----------------------------------------------------------------
                              May 31, 2003    February 28,    November 30,   August 31, 2002
                                                  2003            2002
                             -----------------------------------------------------------------
                                          ($ in thousands except per share data)

Total revenues               $        3,365  $        2,833  $        1,306    $          594

Gross profit (1)                        638           1,289             359               122

Net income (loss)                      (539)         (2,975)            (97)               48
Income (loss) per common
share - basic:                $       (0.10) $        (0.58) $        (0.03)   $         0.02
Income (loss) per common
share - diluted:              $       (0.10) $        (0.58) $        (0.03)   $         0.02

(1)  Total revenue less total operating costs.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       QUEST RESOURCE CORPORATION



                                       By: /s/ Jerry D. Cash
                                           ------------------------------------
                                           Jerry D. Cash
                                           Chief Executive Officer

        Date: December 9, 2005




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